Exhibit 32.1



                  CERTIFICATION PURSUANT TO
                   18 U.S.C. SECTION 1350
                   AS ADOPTED PURSUANT TO
        SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

    In connection with the Quarterly Report of Ampco-Pittsburgh Corporation (the "Company") on Form 10-Q for the period ended March 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

1. The Report fully complies with the requirements of
   Section 13(a) or 15(d) of the Securities Exchange Act of
   1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.







s/Robert A. Paul
Robert A. Paul
Chairman and
  Chief Executive Officer
May 16, 2005